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                                                                   EXHIBIT 10.67

                                    AMENDMENT
                                       TO
                      TERMINATION AND CONSULTING AGREEMENT
                           AND GENERAL MUTUAL RELEASES


         This Amendment to Termination and Consulting Agreement and General Mutual Releases (this "AMENDMENT") is entered into effective as of July __, 2002, by and between Med Diversified, Inc., a Nevada corporation f/k/a e-MedSoft.com (the "COMPANY"), and John F. Andrews ("ANDREWS"). Except where otherwise defined herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in, and all section references contained herein shall refer to, the "Agreement" (as such term is defined in Recital A below). This Amendment is made with reference to the following facts and circumstances:

                                    RECITALS

         A. The Company and Andrews executed that certain Termination and Consulting Agreement and General Releases entered into effective as of October 6, 2001 (the "AGREEMENT") that provided for, among other things, the issuance of a warrant to purchase 5,000,000 shares of common stock of the Company (the "WARRANT").

         B. To date, the Company has not issued, delivered or otherwise transferred all or any portion of the Warrant to Andrews.

         C. The parties have various disputes concerning the terms of the Agreement and the parties performance thereunder arising after the effective date of the Agreement that they elect not to enumerate herein, but the disputes are acknowledged by each party to constitute claims that could be asserted between the parties to this Agreement that relate to the Company's obligation to deliver all or any portion of the Warrant to Andrews.

         D. Consequently, the Company has not issued, delivered or otherwise transferred all or any portion of the Warrant transferable to Andrews in accordance with the terms of Section 2 of the Agreement.

         E. The parties hereto now desire to amend the Agreement to (i) amend the terms of the Warrant, (ii) provide for the transfer of the Warrant to Andrews, and (iii) provide for such other matters as the parties hereto deem appropriate.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:


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         1. REVISION TO TERMS OF WARRANT. Section 2 of the Agreement is hereby amended to provide that Andrews' Warrant shall be exercisable at $.07 per share. Schedule A of the Agreement is hereby deleted in its entirety and the parties hereto agree that the Warrant shall be exercisable in accordance with the terms set forth in the warrant described in Section 2 of this Amendment. The reference to Schedule A in Section 4 of the Agreement shall hereinafter refer to the exercise terms and exercise schedule set forth in the warrant described in
Section 2 of this Amendment.

         2. ISSUANCE OF WARRANT. Upon execution of this Amendment, the Company shall execute and deliver the warrant substantially in the form attached hereto as Exhibit A. Except as otherwise provided in Sections 4 and 5 of the Agreement and this Amendment, the parties hereto hereby acknowledge and agree that Andrews' entire right, title and interest in and to the Warrant shall be represented and governed by the terms of such warrant delivered by the Company to Andrews in accordance with this Section.

         3. TAX INDEMNIFICATION. Andrews shall indemnify and hold harmless the Company, and its officers, directors, former officers, former directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with them or on their behalf, from and against any liability paid or incurred as a result of any federal, state or local income and employment withholding tax obligations related in any way to the grant or issuance of the Warrant, including, without limitation, interest, penalties, attorneys' fees and other out of pocket costs.

         4. RELEASES. Excepting the obligations set out in the Agreement (as amended hereby), the parties hereto, for themselves and for their respective officers, directors, former officers, former directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with them or on their behalf, do hereby forever and finally release, relieve, acquit, remise, absolve and discharge each other and their respective past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, former directors, agents, representatives, attorneys, shareholders, parents of shareholders, spouses, children, fiancees and former spouses from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that they may have against each other (or against their past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, former directors, agents, representatives, attorneys, shareholders, spouses, children, fiancees and former spouses) based upon, related to, or by reason of any matter, cause, fact, fact or omission occurring or arising at any moment from the beginning of time to the date of execution hereof, including, without limitation, matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, tort, statutory violation, fact, thing, act or omission whatever, occurring or existing at any time up to the execution of this Agreement. Each person released by operation of the Agreement (as amended hereby) is an intended third party beneficiary of the Agreement (as amended hereby). Notwithstanding the releasing language above, and notwithstanding the releasing language below, and notwithstanding any provision of the Agreement (as amended hereby), the Company does not release Andrews from any obligation arising from the Agreement (as amended hereby), any


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obligation arising from his employment contract that survives its termination, and any liability for any statutory violation or intentional tort perpetrated during Andrews' tenure as President of the Company.

         5. RELATED PARTIES. Other than parties identified in the immediately preceding paragraph, the term "related companies" as used herein shall mean any person or company that a person released by operation of the Agreement (as amended hereby) has an ownership interest in or a legal affiliation with of any kind, whether that interest or legal affiliation is held or reflected as a partnership interest (in the case of a partnership), a membership interest (in the case of a limited liability company), a stock interest (in the case of a corporation), a joint venture interest (in the case of other contractual relationships) or any other interest recognized under the law (including, e.g., a direct beneficial interest or an indirect beneficial interest such as one sounding in guardianship or trusteeship on behalf of other direct beneficiaries) including, without limitation, Francis P. Magliochetti, Pattie Magliochetti, National Century Financial Enterprises, Inc., Cera Investment Trust, Trammel Investors, LLC, Donald H. Ayers, Elise Ayers, Rebecca R. Parrett, Lance K. Poulsen, Barbara Poulsen, TSI Technologies and Holdings, LLC, Emanuel Barling, Jr., John F. Andrews, Rex Julian Beaber, Mitchell J. Stein, Health Med, Cera Corporation, Elite Aviation, Inc., Trammel Investors, LLC, Vicky Andrews, Tracey Stein (Hampton), and their respective past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, closely held companies, joint venture partners, directors, former directors, agents, representatives, attorneys, shareholders, parents of shareholders, spouses, children, fiancees, former spouses or any company any of the related companies has an ownership interest or a shareholder interest in, directly or indirectly, it being the intention of the parties that all "related companies" of the persons released above shall by this document be released as well from any liability and shall receive the same protection under the Agreement (as amended hereby) as has been provided to the persons actually named herein. Nothing in the Agreement (as amended hereby) shall effect or have any applicability whatsoever to the rights of the parties hereto as against Sanga International, Inc., currently a Debtor in Possession in Los Angeles Bankruptcy Court.

         6. FINALITY AND SCOPE OF RELEASES. The parties hereto acknowledge and agree that it is their intention, through the Agreement (as amended hereby) and the releases set forth above, to fully, finally and forever settle and release each other from all those matters released herein, and all claims related thereto, which do now exist, may exist or heretofore have existed or may hereafter exist. It is the intent of the parties to the Agreement (as amended hereby) to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved party.

         7. RELEASES OF UNKNOWN OR UNSUSPECTED CLAIMS. THE PARTIES HAVE BEEN INFORMED BY THEIR RESPECTIVE ATTORNEYS AND ADVISORS ABOUT CALIFORNIA CIVIL CODE
SECTION 1542, AND THE PARTIES ACKNOWLEDGE THAT THEY ARE FAMILIAR WITH AND HEREBY EXPRESSLY WAIVE THE PROVISIONS OF THIS SECTION, AND ANY SIMILAR STATUTE, CODE, LAW OR REGULATION OF ANY STATE IN THE UNITED STATES TO THE FULLEST EXTENT THAT THEY MAY WAIVE SUCH RIGHTS AND BENEFITS. SECTION 1542 OF THE CALIFORNIA CIVIL CODE PROVIDES:


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            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR
            DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         8. FINAL ACCORD AND SATISFACTION. The Agreement (as amended hereby) and the releases contained herein are intended to be final and binding between the parties hereto and are further to be effective as a full and final accord and satisfaction between the parties hereto, and each party to the Agreement (as amended hereby) expressly relies on the finality of the Agreement (as amended hereby) as a substantial, material factor inducing that party's execution of this Amendment.

         9. THE EFFECT OF DISCOVERY OF DIFFERENT OR ADDITIONAL FACTS. The parties hereto acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true, or related or associated parties in addition to or different from those which are listed herein and which the parties believe to exist, pertaining to the matters released herein. Nevertheless, it is the intention of the parties hereto, through this Amendment and the releases herein, to fully, finally, and forever settle and release all such matters, and all claims and parties related thereto, which do now exist, may exist in the future or heretofore have existed. In furtherance of such intention, the releases herein given shall be and remain in effect as a full and complete release of such matters and parties, notwithstanding the discovery or existence of any such additional or different claims or facts or parties related thereto by the parties hereto. In entering into these releases, the parties hereto are not relying upon any statement, representation, inducement or promise of any other parties, except as expressly stated in the Agreement (as amended hereby). It is the intent of the parties to the Agreement (as amended hereby) to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved parties.

         10. ASSUMPTION OF RISKS. In entering into the releases contained herein, the parties hereto recognize that no facts or representations are ever absolutely certain; accordingly, each party hereto assumes the risk of any misrepresentation, concealment or mistake, and if any party hereto should subsequently discover that any fact the said party relied upon in entering into this Amendment was untrue, or that any fact was concealed from that party, or that any understanding of the facts or the law was incorrect, said party shall not be entitled to set aside this Amendment by reason thereof, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. This Amendment and the releases contained herein are intended to be final and binding upon the parties hereto, and each of them, and is further intended to be effective as a full and final accord and satisfaction among the parties hereto, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. Each party relies upon the finality of this Amendment and the releases herein as a material factor inducing the party's execution of this Amendment.


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         11. GENERALITY AND SPECIFICITY OF RELEASES; COVENANT NOT TO SUE OR MAKE
CLAIMS. The parties hereto intend these releases to be construed in the broadest possible terms so that the effect of this Amendment is that the persons released hereby may not be sued by the persons releasing them hereby, whether directly or indirectly, and no claims may be made related to such releases whether by way of offset or otherwise or indeed in any manner and for any reason, under any theory of fact, under any theory of law, under any alleged set of facts, under any alleged reading of the law and under or pursuant to any claim of any kind, including (without limitation) claims for negligence, breach of contract, fraud, theft, breach of fiduciary duty, lender liability and indeed for any of the disputes set out in any of the recitals set forth above.

         12. REPRESENTATIONS AND WARRANTIES OF ANDREWS.

              (a) Andrews hereby represents and warrants to the Company that he has not assigned or transferred, purported to have assigned or transferred, to any person or entity any right or interest in or to the Warrant.

              (b) Andrews hereby acknowledges and agrees that he shall receive no additional compensation or other payment for the amendments to the Warrant described in Section 2 and releases of claims set forth in this Amendment.

              (c) Andrews has had the opportunity to receive independent tax and legal advice from attorneys of his choice with respect to the advisability of executing this Amendment and is not relying on the Company, any of its affiliates, or their respective shareholders, directors, officers, employees, agents and/or counsel for tax or legal advice.

The foregoing representations and warranties shall survive the execution and delivery of this Amendment.

         13. EXPENSES. Each party hereby acknowledges and agrees that such party shall be liable for its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Amendment; provided, however, that, upon written request and provision of reasonable supporting documentation thereof, the Company hereby agrees to reimburse Andrews for up to $10,000 in legal expenses incurred in connection with the execution of this Amendment.

         14. DUE AUTHORIZATION. Each party hereby represents and warrants that
(a) this Amendment has been duly and validly authorized, executed and delivered by each party hereto, and no other action is required to consummate the valid and binding execution and delivery of this Amendment by any party hereto, (b) each party has the full legal right, power, capacity, and authority to enter into this Amendment and to perform all of such party's obligations hereunder, and (c) the execution, delivery and performance by each party of such party's obligations hereunder will not violate or constitute an event of default under terms or provisions of any agreement, document, or instrument to which such party is a party or by which such party is bound. The foregoing representations and warranties shall survive the execution and delivery of this Amendment.


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         15. MISCELLANEOUS.

              (a) Each party hereto agrees to perform any further acts, and to execute and deliver (with acknowledgement, verification, and/or affidavit, if required) any further documents and instruments, as may be reasonably necessary or desirable to implement and/or accomplish the provisions of this Amendment and the transactions contemplated herein.

              (b) Except as expressly modified hereby, all other terms and provisions of the Agreement shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the parties hereto; provided, however, to the extent of any inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

              (c) This Amendment supersedes any and all written and oral agreements heretofore made relating to the subject matter hereof and, together with the Agreement (as hereby amended), constitute the entire agreement of the parties relating to the subject matter hereof.

              (d) The Exhibit attached hereto is incorporated herein by this reference and expressly made a part of this Agreement for all purposes.

              (e) This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one (1) and the same Amendment, binding on the parties hereto. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.


                             Med Diversified, Inc., a Nevada corporation



                             By: ________________________________
                                 Frank P. Magliochetti, Jr.
                                 Its:  Chief Executive Officer



                             ----------------------------
                             John F. Andrews


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                                    EXHIBIT A

                                 FORM OF WARRANT





                                 [SEE ATTACHED]